UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2006
                                                         -----------------

                        Energy Services Acquisition Corp.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                       001-32998                 20-4606266
       ---------                      ---------                 ----------
State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 -------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. Other Events

     On September 6, 2006, the initial public offering ("IPO") of 8,600,000 units of Energy Services Acquisition Corp. (the "Company") was completed. Each unit issued in the IPO (the "Units") consists of one share of common stock, $0.0001 par value per share (the "Common Stock"), and two warrants to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating aggregate gross proceeds of $51,600,000. Prior to the IPO, on August 30, 2006, the Company also completed a private placement of 3,076,923 warrants to its directors, officers and a sixth individual. Ferris, Baker Watts, Incorporated acted as lead underwriter for the IPO. Audited financial statements as of September 6, 2006 reflecting receipt of the proceeds upon consummation of the IPO and after the private placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

     On September 18, 2006, the Company issued a press release related to the closing of the IPO. The press release is attached as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Shell company transactions: None

     (d)  Exhibits:

              Exhibit 99.1:  Audited Financial Statements.
              Exhibit 99.2: Press release dated September 18, 2006







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Energy Service Acquisition Corp.


Date:  September 15, 2006                   By: /s/ Jack Reynolds
                                               --------------------------------
                                               Jack Reynolds
                                               Chairman, Chief Executive Officer
                                                and Secretary
                                               (Duly Authorized Representative)